Exhibit 10.31

                                 FIRST AMENDMENT
                                     TO THE
                              CHROMCRAFT REVINGTON
                         EMPLOYEE STOCK OWNERSHIP TRUST

     WHEREAS, Chromcraft Revington, Inc. (the "Company") maintains the Chromcraft Revington Employee Stock Ownership Trust, effective as of January 1, 2002 (the "Trust"); and

     WHEREAS, the Board of Directors of the Company has determined, in its best business judgment, that it is in the best interests of the Company and its employees to amend the Trust and has authorized such amendment to the Trust as set forth below;

     NOW, THEREFORE, pursuant to the amending power reserved to the Company under Section 8.1 of the Trust, the Trust is amended, effective as of March 16, 2002, in the following particulars:

     1.   Subsection 2.3(e) of the Trust is amended to read as follows:

     "As directed by the Plan Administrator, to contract or otherwise enter into transactions between itself, as Trustee, and the Company, any Company shareholder or any third-party, for the purpose of acquiring or selling Company Stock and, subject to the provisions of paragraph 2.6, to retain such Company Stock."

     2.   Subsection 2.3(l) of the Trust is amended to read as follows:

     "To employ and to reasonably rely upon information and advice furnished by agents, attorneys, accountants or other persons of its choice for such purposes as the Trustee considers desirable."

     3.   Subsection 2.3(o) of the Trust is amended to read as follows:

     "As directed by the Plan Administrator, to exercise any purchase rights, options, subscription rights, calls and other privileges with respect to Trust assets (including Company Stock), or to assign such rights, subject to the provisions of Article III."

     4.   Subsection 2.3(q) of the Trust is amended to read as follows:

     "As directed by the Plan Administrator, to incur a Loan and borrow such sum or sums from time to time as the Trustee considers necessary or desirable and in the best interest of the Trust, including to purchase Company Stock, and for that purpose to pledge the Company Stock so purchased (subject to the provisions of Code Section 4975(c) and the regulations issued thereunder)."

     5. The second sentence of Section 2.7 of the Trust is amended to read as follows:

     "Except as provided in subparagraphs 2.3(a), (f), (g), (h), (i), (j), (l),
     (m), (p), (r), (s), (t), (u) and (v), the Trustee shall have no authority to act unless directed by the Plan Administrator."

     6. The fourth sentence of Section 3.2 of the Trust is amended to read as follows:

     "If directed by the Plan Administrator, the Trustee shall purchase Company Stock from the Company or from any shareholder, and such stock may be outstanding, newly issued or treasury stock."

     7. The sixth sentence of Section 3.2 of the Trust is amended to read as follows:

     "In addition, if shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Trustee, to be considered as readily tradeable on an established securities market or exchange, all valuations of shares of Company Stock shall be determined by the Trustee after reference to a valuation report issued by an Independent Appraiser."

     The Trust will remain the same in all other respects.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be signed on its behalf by its undersigned duly authorized officers and the Trustee has caused this First Amendment to be signed on its behalf by its undersigned duly authorized officers this 15th day of March, 2002, but effective as of the date specified above.


                                        CHROMCRAFT REVINGTON, INC.

                                        By: /s/ Michael E. Thomas
                                            ----------------------------------
                                            Michael E. Thomas
                                            President
ATTEST:

By: /s/ Frank T. Kane
    ---------------------------------
    Frank T. Kane
    Secretary

                                        GREATBANC TRUST COMPANY

                                        By:  /s/ Michael Welgat
                                            ----------------------------------
                                            Michael Welgat
                                            President
ATTEST:

By: /s/ Patrick De Crane
    ---------------------------------
    Patrick De Crane
    Vice President

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